UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

July 11, 2003
(Date of earliest event reported)

Ohio Legacy Corp
(Exact name of registrant as specified in its charter)

OHIO	000-31673	34-1903890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 West Liberty Street, Wooster, OH	44691
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   330-263-1955

Item 5. Other Events and Regulation FD Disclosure.

On July 11, 2003, Ohio Legacy Corp issued a press release regarding the hiring of a Chief Operations Officer and the appointment of a Chairman of the Board of Directors, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)     Exhibit 99.1. Press release dated July 11, 2003

Exhibit Index
99.1	Press release dated July 11, 2003

SIGNATURE

    Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ohio Legacy Corp (Registrant)
July 11, 2003 (Date)	/s/ ERIC S. NADEAU Eric S. Nadeau Chief Financial Officer